UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2026

PLUM ACQUISITION CORP. IV

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42472	98-1795710
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2021 Fillmore St. #2089 San Francisco, California	94115
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (929) 529-7125

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one-half of one redeemable warrant	PLMKU	Nasdaq Global Market
Class A ordinary shares, par value $0.0001 per share, included as part of the units	PLMK	Nasdaq Global Market
Warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	PLMKW	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed, Plum Acquisition Corp. IV (the “Company”) has called an extraordinary general meeting of shareholders to be held on July 10, 2026 (the “Meeting”) to approve, among other matters, a proposal to amend the Company’s amended and restated memorandum and articles of association (as amended the “Articles”) to amend the date by which the Company must consummate an initial business combination (the “Extension Amendment Proposal”) to January 16, 2027 (or up to July 16, 2027, if all 6 additional monthly extensions are exercised), or such earlier date as determined by the Company’s board of directors, in its sole discretion (the “Amendment”).

In connection with the Meeting, the deadline for holders of the Company’s Class A ordinary shares, par value $0.0001 per share (the “Class A ordinary shares”), issued in the Company’s IPO to submit their shares for redemption is 5:00 p.m. Eastern time on July 8, 2026.

In connection with the Meeting and Amendment, the Company and Plum Partners IV, LLC (the “Sponsor”) intend to enter into one or more non-redemption agreements substantially in the form attached hereto as Exhibit 10.1 (the “Non-Redemption Agreements”) with one or more unaffiliated shareholders of the Company, pursuant to which such shareholders would agree not to redeem (or validly withdraw and rescind any redemption requests on) their Class A ordinary shares (the “Non-Redeemed Shares”) in connection with the Meeting. In consideration for the foregoing commitment not to redeem the Non-Redeemed Shares, the Sponsor anticipates agreeing to transfer to such shareholders Class B ordinary shares held by the Sponsor, or Class A ordinary shares upon conversion of the Class B ordinary shares as discussed below, (at the ratio set forth in Exhibit A to the Non-Redemption Agreement) substantially concurrently with the closing of the Company’s initial business combination (but no later than two business days thereafter) if such shareholders do not exercise their redemption rights with respect to their Non-Redeemed Shares in connection with the Meeting, and the Extension Amendment Proposal is approved and effected.

The Non-Redemption Agreements are expected to increase the amount of funds that remain in the Company’s trust account following the Meeting, relative to the amount remaining in the trust account in the absence of the Non-Redemption Agreements.

NO ASSURANCES ARE MADE THAT A NON-REDEMPTION INCENTIVE OF ANY KIND WILL BE OFFERED AND THE ACTUAL TERMS OF ANY NON-REDEMPTION INCENTIVE MAY DIFFER MATERIALLY FROM THE TERMS DESCRIBED HEREIN.

Additionally, the Sponsor and certain initial shareholders intend to convert substantially all of their Class B ordinary shares into Class A ordinary shares on a one-to-one basis. Upon conversion of the Class B ordinary shares into Class A ordinary shares, such Class A ordinary shares will not be entitled to receive funds from the trust account through redemptions or otherwise and will remain subject to the existing transfer restrictions.

The foregoing description of the form of Non-Redemption Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Non-Redemption Agreement filed hereto as Exhibit 10.1, which is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. In addition, any statements that refer to our intent to enter into one or more Non-Redemption Agreements in connection with the Meeting and the expected terms of any Non-Redemption Agreements are forward-looking statements. They involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these statements. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this Current Report, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. When the Company discusses its strategies or plans, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, the Company’s management. Actual results and shareholders’ value will be affected by a variety of risks and factors, including, without limitation, international, national and local economic conditions, merger, acquisition and business combination risks, financing risks, geo-political risks, acts of terror or war, and those risk factors described under the “Risk Factors” section of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2026, the Company’s Quarterly Report on Form 10-Q filed with the SEC on May 15, 2026, subsequent Quarterly Reports on Form 10-Q, in the Extension Proxy Statement filed in connection with the Meeting and Amendment on June 16, 2026 (the “Extension Proxy Statement”) and in other reports the Company files with the SEC. Many of the risks and factors that will determine these results and shareholders’ value are beyond the Company’s ability to control or predict.

All such forward-looking statements speak only as of the date of this Current Report. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Cautionary Note Regarding Forward-Looking Statements” section.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants under SEC rules in the solicitation of proxies from the Company’s shareholders in connection with the Extension Amendment Proposal and related matters. Information regarding the Company’s directors and executive officers is contained in the Extension Proxy Statement and the Company’s filings with the SEC.

Additional Information and Where to Find It

The Company urges investors, shareholders and other interested persons to read the Extension Proxy Statement as well as other documents filed by the Company with the SEC, because these documents will contain important information about the Company and the Extension Amendment Proposal. Shareholders may obtain copies of the Extension Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to the Company’s proxy solicitor, Advantage Proxy, by calling 877-870-8565 (toll-free), or banks and brokers can call 206-870-8565, or by emailing ksmith@advantageproxy.com.

No Offer or Solicitation

This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of Non-Redemption Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 30, 2026	PLUM ACQUISITION CORP. IV

	By:	/s/ Kanishka Roy
	Name:	Kanishka Roy
	Title:	Chief Executive Officer

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